POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus International Funds,, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



 /s/ Joseph DiMartino                             June 1, 1999
________________________________
Joseph DiMartino


 /s/ David P. Feldman                             June 1, 1999
________________________________
David P. Feldman


 /s/ John M. Fraser                               June 1, 1999
________________________________
John M. Fraser


 /s/ Robert R. Glauber                            June 1, 1999
________________________________
Robert R. Glauber


 /s/ James F. Henry                               June 1, 1999
________________________________
James F. Henry


 /s/ Rosalind G. Jacobs                           June 1, 1999
________________________________
Rosalind G. Jacobs


 /s/ Irving Kristol                               June 1, 1999
________________________________
Irving Kristol


 /s/ Paul A. Marks                                June 1, 1999
________________________________
Paul A. Marks


 /s/ Martin Peretz                                June 1, 1999
________________________________
Martin Peretz


 /s/ Bert W. Wasserman                            June 1, 1999
________________________________
Bert W. Wasserman

                              POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Margaret W. Chambers, Douglas C. Conroy, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus International Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



 /s/ Marie E. Connolly                            June 1, 1999
________________________________
Marie E. Connolly


 /s/ Frederick C. Dey                             June 1, 1999
________________________________
Frederick C. Dey